UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010 (December 9, 2010)

AFFINIA GROUP INTERMEDIATE

HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1101 Technology Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

(734) 827-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 9, 2010 (the “Closing Date”), Affinia Group Inc. (“Affinia” or the “Company”), a wholly-owned subsidiary of Affinia Group Intermediate Holdings Inc. (the “Parent”), completed its previously announced offering of an additional $100 million aggregate principal amount of its 9% Senior Subordinated Notes due 2014 (the “Notes”). The Notes have been issued at a price equal to 100% of their face value. The Notes were issued pursuant to the Indenture, dated November 30, 2004 (the “Indenture”), among the Company, the guarantors named therein and Wilmington Trust Company, as trustee (the “Trustee”) pursuant to which the Company issued its existing outstanding $267 million aggregate principal amount of 9% Senior Subordinated Notes due 2014 (the “Initial Notes”). Other than with respect to the date of issuance and issue price, the Notes have the same terms as, and are treated as a single class with, the Initial Notes. The Company’s obligations under the Notes are guaranteed on an unsecured senior subordinated basis by Parent and certain of the Company’s current and future wholly-owned domestic subsidiaries (the “Guarantors”).

The Company used the proceeds from the offering of the Notes to finance its $24 million acquisition of the remaining 50% interest of Affinia MAT Brake Company, LLC, the Company’s India joint venture, by repaying borrowings under its existing revolving credit facility that were used to finance such acquisition and to repay $73 million of additional outstanding borrowings under the existing revolving credit facility.

The Indenture is discussed below.

Indenture

Pursuant to the Indenture, the Company initially issued and sold to certain initial purchasers $300 million aggregate principal amount at maturity of the Initial Notes. In June 2009, the Company retired $33 million aggregate principal amount of the Initial Notes (which Initial Notes had been previously acquired by Affinia Group Holdings Inc. in the open market and ultimately contributed to the capital of the Company), which retirement reduced the total outstanding principal amount at maturity of the Initial Notes to $267 million. The terms of the Indenture provide that, among other things, the Notes and the guarantees will rank junior in right of payment to all of the Company’s and the Guarantors’ existing and future senior indebtedness, equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior subordinated indebtedness and senior in right of payment to all of the Company’s and the Guarantors’ existing and future subordinated indebtedness. In addition, the Notes are structurally subordinated to the liabilities of the Company’s non-guarantor subsidiaries.

Guarantees. The Guarantors guarantee the Company’s obligations under the Notes on a senior subordinated basis.

Interest Rate. Interest on the Notes accrues at a rate of 9% per annum. Interest on the Notes is payable in cash semiannually in arrears on May 30 and November 30 of each year, commencing on May 30, 2011.

Optional Redemption.

The Company may at its option redeem all or a portion of the Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date, if redeemed during the 12-month period commencing on November 30 of the years set forth below:

Period	Redemption Price

2010	103.000%

2011	101.500%

2012 and thereafter	100.000%

Repurchase upon Change of Control. Upon the occurrence of a change in control (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

Other Covenants. The Indenture contains affirmative and negative covenants that, among other things, limit or restrict the Company’s ability (as well as those of the Company’s subsidiaries) to: incur additional debt, provide guarantees and issue mandatorily redeemable preferred stock; make certain investments and other restricted payments, including the prepayment of certain indebtedness; create liens; create restrictions on distributions from restricted subsidiaries; engage in specified sales of assets and subsidiary stock; enter into transactions with affiliates; enter new lines of business; engage in consolidation, mergers and acquisitions; and engage in certain sale/leaseback transactions.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

Registration Rights Agreement

In addition, on December 9, 2010, in connection with the issuance of the Notes, the Company and the Guarantors entered into a Registration Rights Agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers of the Notes, pursuant to which the Company and Guarantors are obligated to effect an exchange offer for the Notes and the Initial Notes for registered securities having substantially identical terms to the Notes or, in the alternative, register the Notes and the Initial Notes for resale under the Securities Act of 1933, as amended, subject to the terms and conditions therein specified.

The foregoing description of the Indenture, the Notes and the Registration Rights Agreement set forth herein is summary in nature and is qualified in its entirety by reference to the full text of the Indenture, Rule 144A Global Note and Regulation S Global Note, which are incorporated herein by reference from Exhibit 4.1, 4.4, and 4.5, respectively, of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005, and the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this 8-K is hereby incorporated into this Item 2.03

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Indenture, dated November 30, 2004, among the Company, the guarantors named therein and Wilmington Trust Company, as trustee, which is incorporated herein by reference from Exhibit 4.1 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.2	9% Senior Subordinated Notes due 2014, Rule 144A Global Note, which is incorporated herein by reference from Exhibit 4.4 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.3	9% Senior Subordinated Notes due 2014, Regulation S Global Note, which is incorporated herein by reference from Exhibit 4.5 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.4	Registration Rights Agreement among the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein, dated December 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010	AFFINIA GROUP INTERMEDIATE HOLDINGS INC.

	By:	/s/ Steven E. Keller
		Name:	Steven E. Keller
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 4.1	Indenture, dated November 30, 2004, among the Company, the guarantors named therein and Wilmington Trust Company, as trustee, which is incorporated herein by reference from Exhibit 4.1 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.2	9% Senior Subordinated Notes due 2014, Rule 144A Global Note, which is incorporated herein by reference from Exhibit 4.4 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.3	9% Senior Subordinated Notes due 2014, Regulation S Global Note, which is incorporated herein by reference from Exhibit 4.5 of the Registration Statement on Form S-4 of Affinia Group Intermediate Holdings Inc. filed on September 8, 2005.

Exhibit 4.4	Registration Rights Agreement among the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein, dated December 9, 2010.